Timothy Plan Conservative Growth Fund Class A & C

Supplement dated August 24, 2023

To the Summary Prospectus and Statutory Prospectus

dated January 31, 2023, as supplemented.

Effective August 18, 2023, the table shown in the Summary Prospectus and in the Statutory Prospectus on Page 60 and again on Page 84 is replaced by the following table.

tIMOTHY pLAN tRADITIONAL fUNDS	% of Fund's Net Assets Invested in Traditional Fund
Fixed Income	0 – 20%
High Yield Bond	0 – 15%
International	0 – 20%
Defensive Strategies	0 – 30%

You should read this Supplement in conjunction with the Prospectus, which provides information that you should know before investing in the Fund and should be retained for future reference.